Exhibit 99.1

ENABLING MISSION - CRITICAL IOT Business Update | May 2021 AMERICAN ROBOTICS

Statements made in this presentation that are not statements of historical or current facts are “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . We caution readers that forward - looking statements are predictions based on our current expectations about future events . Examples of forward - looking statements include, among others, statements made in this presentation regarding the proposed transaction contemplated by the definitive agreement, including the benefits of the transaction, revenue opportunities, anticipated future financial and operating performance, and results, including expectations for growth, and the expected timing of the transaction . Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of Ondas' control . Therefore, you should not rely on any of these forward - looking statements . Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward - looking statements include, among others, the following : (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the transaction ; (2) the inability to complete the transaction, including due to failure to obtain approval of the stockholders of Ondas, required regulatory approvals, or satisfy other conditions to closing in the definitive agreement ; (3) the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction ; (4) the ability to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of management to integrate the combined company's business and operation, and the ability of the parties to retain key employees ; (5) costs related to the transaction ; (6) risks relating to the uncertainty of pro forma and projected financial information with respect to the combined company ; and (7) other risks and uncertainties indicated from time to time in the preliminary and definitive proxy statements to be filed with the SEC relating to the transaction, including those under “Risk Factors” therein, and in Ondas' other filings with the SEC . Ondas cautions that the foregoing list of factors is not exhaustive . Ondas cautions readers not to place undue reliance upon any forward - looking statements, which speak only as of the date made . Ondas does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law . Ondas gives no assurance that after the transaction the combined company will achieve its expectations . Disclaimer 2 Forward Looking Statements Non - GAAP Financial Measure For a discussion and reconciliation of non - GAAP financial measures, see slide 28 of this Presentation.

Speaker List 3 Reese Mozer Founder & CEO Vijay Somandepalli Founder & CTO Eric Brock Chairman & CEO Stewart Kantor Founder, President & CFO

Ondas Business Update | Agenda 4 Ondas | Introduction American Robotics | Overview & Strategic Fit American Robotics | Key Deal Terms American Robotics | CEO Business Overview Investor Q&A

Ondas Overview

Snapshot


Corporate Cloud
Ondas Intelligent Base Station
Ondas Intelligent Fog

ONDAS NETWORKS

- **Founded:** 2006
- **Ticker:** ONDS (Nasdaq)
- **Headquarters:** Sunnyvale, CA
- **Patents:** 14 patents (6 issued in the U.S., 7 pending in the U.S., 1 pending internationally)
- **Industrial IoT Standards:** 802.16s; 802.16t (pending)

Business Highlights

- Next-gen, MC-IoT Industrial wireless broadband platform
- Massive private network upgrade cycle in critical infrastructure
  - Railroads, Utilities, Public Safety, Oil & Gas, Drones
  - Fog-compute & intelligent sensor-based solutions at network edge
- Blue chip customers and ecosystem partners
  - Multiple Class 1 Rail networks (including 900 MHz) targeted
  - Nationwide, UAS command & control network (AURA Network Systems)
- FullMAX Software platform forms core of IEEE wireless standards
- Attractive, capital-light economic model

Ecosystem Partners / Customers

BNSF, SIEMENS, CSX, ROGUE INDUSTRIES, AURA NETWORK SYSTEMS, JVCKENWOOD, AMERICAN ROBOTICS

5

American Robotics | Introducing the Scout System TM “American Robotics will lay the groundwork for advances and accelerated growth of the industry” FAA Approves First Fully Automated Commercial Drone Flights PLEASE WATCH INTRODUCTORY VIDEO AT Ondas - AR | ONDAS Networks www.ondas.com/ondas - ar/

▪ Fully automated, end - to - end industrial - grade drone system ▪ Exclusive set of FAA approvals to operate autonomously without humans on - site ▪ High margin, recurring revenue Robot - as - a - Service (RAAS) business model with $100B+ TAM (1) ▪ Unique, full stack IP portfolio critical to real - world autonomy ▪ Deep customer pipeline in industrial and agricultural markets Company Highlights Leadership American Robotics | Introduction 7 Reese Mozer Founder & CEO M.S., Carnegie Mellon Dr. Vijay Somandepalli Founder & CTO Ph.D., Stanford (1) PWC, 2016 The only company approved by FAA to operate fully - automated drone without humans on - site

Ondas + American Robotics | A Complete Data Platform for Industry

THE NEXT GENERATION OF INDUSTRIAL DATA | HIGH-RESOLUTION & HIGH-FREQUENCY



- Thousands of autonomous drones collect & analyze high-resolution data continuously
- Long-range data transfer unlocks full scale of commercial market ($100B+ TAM[(1)])
- Ondas reliable secure command & control (C2) link is required by FAA
- Ondas high-bandwidth network enables delivery of actionable analytics
- Marketing & sales synergies across industries: industrial, agriculture, public safety, defense





(1) PWC, 2016

Upper Limit Undefined
CLASS E
FL 18,000 MSL
CLASS A
COMMAND & CONTROL
Nationwide UAS Navigation
450 MHz
Class B C D
Manned Airspace
FAA Authorization Required
Applications
UAM – Urban Air Mobility
Large Field Inspection
Wide-area Security
1200 ft AGL
700 ft AGL
CLASS G
CLASS G
400 AGL
400 AGL
Class G
Unmanned Airspace
Autonomous Flight
Private UAS Networks
Close-up Asset Inspection • Agriculture • Automation • Security
Response • Track Integrity • IOT Sensor Beds
Ondas SDR Base

Ondas Networks | The Nervous System for Drone Applications

AMERICAN ROBOTICS

Local

Lower Altitude

3-mile+ radius operations
Drone-as-a-Service, distributed
Remote Flight Operations
Fully Autonomous
Edge Processing and rich data collection







MCIOT

Private WAN

Lower Altitude

Long Endurance Missions
Major Industrials / Multiple Airframes
Rails, Utilities, O&G, Government
Sophisticated hand offs
Customer Owned Frequencies


Electric Grid Infrastructure


Rail Infrastructure


Natural Gas Infrastructure

AURA NETWORK SYSTEMS

Nationwide

High Altitude – up to 40K feet

Managed Services Platform
Industrial, Security, Government
Long distance, Coast-to-Coast
Nationwide Frequency Owned by Aura Specifically for A2G
Multi-tenant model, Air-traffic control



10

The Vision | Ondas and American Robotics 11 Enhanced value of FullMAX wireless network Faster market penetration for Scout System TM End - to - End Solutions ▪ End - to - end solutions for mission - critical field operations ▪ Industrial (Rail, O&G, Utilities) ▪ Government (Public Safety, DoD) & Agriculture Ecosystem ▪ Leverage Tier 1 Industrial vendor partners ▪ Global distribution ▪ Enhanced data services and analytics MC - IoT Applications ▪ Defining next - generation data - intensive MC - IoT applications ▪ Autonomous drone – mobile data gathering ▪ Edge compute & sensor networks

American Robotics | Deal Summary 12 ▪ Acquisition expected to close in Q3 2021 ▪ Key Deal Terms: Cash $7,500,000 Promissory note 2,000,000 Total Cash $9,500,000 Common shares 6,750,000 Shares underlying warrants 1,875,000 Total Shares 8,625,000 Note: The acquisition is subject to customary closing conditions, including approval by the Ondas stockholders of the equity to be issued to American Robotics stockholders.

American Robotics | Overview Reese Mozer Founder & CEO M.S., Carnegie Mellon Speaking “American Robotics will lay the groundwork for advances and accelerated growth of the industry” FAA Approves First Fully Automated Commercial Drone Flights

American Robotics | The Key Commercial Drone Problem Solved

$100B+[(1)] POTENTIAL | NO SCALABLE SOLUTION CURRENTLY ON THE MARKET

Why is this huge market underpenetrated today?

The answer is two-fold:

Problem 1

Manually operated drones not practical.

For 90% of commercial drone use cases, a drone must fly repetitively and continuously over the same plot of land day-after-day, year-after-year, to have value.

When examining the full operation loop from setup to processed, analyzed data, it is clear that operating a drone manually is much more than a full-time job.

Problem 2

Default FAA regulations prohibit automated operation.

Without appropriate waivers and exemptions, the FAA requires a human pilot to be present anytime a drone is flying, among other burdensome restrictions. Since the human eye can only see a drone up to roughly 0.5 miles, this is economically prohibiting.

Without approvals to operate in a truly automated manner, drones wide-scale commercial deployment is economically challenging.

The manual drone operation loop


1
Drive to Site
2
Unpack & Setup
3
Program Route
4
Fly
5
Recover
6
Swap Battery
7
Charge Batteries
8
Extract Data
9
Transfer Data
10
Process Data
11
Analyze Data
12
Repeat

The automated drone operation loop


1
Sip coffee
2
Receive analysis

(1) PWC, 2016

14

American Robotics | The Scout System  15 Fully - automated, AI - powered drone system capable of continuous, unattended operation. Critical Scout System Features A fleet of connected, weatherproof Scouts Œ remain indefinitely in an area of operation, autonomously collecting data each day, self - charging, and seamlessly delivering data analysis regularly and reliably . With the human removed from the field and data processing achieved at the edge, customers can focus on the data, not piloting .

American Robotics | Exclusive FAA Approvals Critical to Commercial Markets 16 First mover advantage defended by critical IP, trade secrets, and experience "This week’s authorization marks a seminal legal milestone, one that paves the way for developers in the drone industry to ex pan d operations for pilot - less aircraft." FAA Approves Commercial Drone Flights with No On - Site Pilots

American Robotics | $100+ Billion Addressable Market 17 Source: PWC, May 2016

American Robotics | Customer Pipeline 18

American Robotics | Robot - as - a - Service (RAAS) 19 RaaS model bundles hardware, software, operations, and maintenance into one annual subscription fee . This has two effects : (1) It lowers the annual cost of data acquisition via drone to what AR believes is ten times less than current methods, and (2) it provides the Company with recurring software - like margins . Also allows for continued software improvements, upgrades, and new features that can be monetized through tiered pricing and app store - like concept, allowing for continued user experience improvement and potential increase in revenue per unit over time . True automation allows for a complete solution and attractive business model

American Robotics | Economics of Automation 20 Average cost of drone pilot is $150 per hour Pilot cost ranges from $100 - $500 per hour (source: Drone Deploy)

American Robotics | Scout System TM Unit Economics 21 (1) (2) (3) Note: For illustrative purposes only; Actual results may differ materially.

American Robotics | Potential ARR 22 U.S Market Only 1,2,3,4

American Robotics | Highly Strategic Fit 23 Acquisition enhances Ondas MC - IoT platform value in Industrial markets ▪ Scout Ρ is best - in - class, turnkey drone platform ▪ Drone is a valuable data gathering Edge device in a MC - IoT Network ▪ Integrated platform solution (drone + network) solves critical problem for Ondas customers ▪ … More to come! Note: The acquisition is subject to customary closing conditions, including approval by the Ondas stockholders of the equity to be issued to American Robotics stockholders.

24 Select Financial Information

25 American Robotics | Purchase Price (1) Based on a per share price of $6.78, which was the closing price of Ondas' common stock on May 25, 2021. (2) Based on a share price of $3.14, which is the call option value based on a Black - Scholes fair value calculation (1) (2)

Pro Forma Balance Sheet (Q1)

SELECT BALANCE SHEET DATA: *(Unaudited)*	As of March 31, 2021			
	Ondas Holdings Inc.	American Robotics	Transaction Accounting Adjustments	Pro Forma Consolidated
ASSETS				
Current Assets:				
Cash and cash equivalents	$ 24,026,187	$ 725,483	$ (9,500,000)	$ 15,251,670
Total current assets	26,201,142	731,126	(9,500,000)	17,432,268
Intangible assets, net	332,603	-	40,986,000	41,318,603
Goodwill	-	-	19,655,280	19,655,280
Total other assets	551,138	525,755	60,641,280	61,718,173
Total assets	$ 26,948,503	$ 1,413,027	$ 51,141,280	$ 79,502,810
LIABILITIES AND STOCKHOLDERS' DEFICIT				
Current Liabilities:				
Secured promissory note	7,064,364	-	-	7,064,364
Total current liabilities	11,340,993	768,781	1,787,001	13,896,775
Long-Term Liabilities:				
Total long-term liabilities	898,577	3,071,025	(2,725,000)	1,244,602
Total liabilities	12,239,570	3,839,806	(937,999)	15,141,377
Stockholders' Equity (Deficit):				
Common stock - par value $0.0001	2,667	-	732	3,399
Common stock warrants	-	-	5,887,500	5,887,500
Owners' Equity	-	(2,426,779)	2,426,779	-
Additional paid in capital	83,093,932	-	49,648,643	132,742,575
Accumulated deficit	(68,387,666)	-	(5,884,375)	(74,272,041)
Total stockholders' equity (deficit)	14,708,933	(2,426,779)	52,079,279	64,361,433
Total liabilities and stockholders' equity (deficit)	$ 26,948,503	$ 1,413,027	$ 51,141,280	$ 79,502,810

26

27 Pro Forma P&L (Q1) SELECT P&L DATA (Unaudited) Transaction Ondas American Accounting Pro Forma Holdings Inc. Robotics Adjustments Consolidated Revenues, net $ 1,164,764 50,000$ -$ 1,214,764$ Cost of goods sold 555,350 - - 555,350 Gross profit 609,414 50,000 - 659,414 Operating expenses: General and administration 2,408,854 617,291 759,786 3,785,931 Sales and marketing 187,372 10,659 - 198,031 Research and development 894,576 145,114 - 1,039,690 Amortization - - 683,100 683,100 Total operating expenses 3,490,802 773,064 1,442,886 5,706,752 Operating loss (2,881,388) (723,064) (1,442,886) (5,047,338) Net loss (3,138,119) (527,800) (1,402,304)$ (5,068,223)$ Weighted average number of common shares outstanding, basic and diluted 26,672,040 - 9,197,917 35,869,957 Three Months Ended March 31, 2021

28 Pro Forma EBITDA (Unaudited) Adjusted EBITDA is one of the primary metrics used by management to evaluate the financial performance of our business. We pr ese nt Adjusted EBITDA because we believe it is frequently used by analysts, investors and other interested parties to evaluate companies in our industry. Further, we believe it is hel pfu l in highlighting trends in our operating results, because it excludes, among other things, certain results of decisions that are outside the control of management, while other measures c an differ significantly depending on long - term strategic decisions regarding capital structure and capital investments.

▪ Fully automated, end - to - end industrial - grade drone system ▪ Exclusive set of FAA approvals to operate autonomously without humans on - site ▪ High margin, recurring revenue Robot - as - a - Service (RAAS) business model with $100B+ TAM (1) ▪ Unique, full stack IP portfolio critical to real - world autonomy ▪ Deep customer pipeline in industrial and agricultural markets Company Highlights Leadership American Robotics | Q&A 29 Reese Mozer Founder & CEO M.S., Carnegie Mellon Dr. Vijay Somandepalli Founder & CTO Ph.D., Stanford (1) PWC, 2016 The only company approved by FAA to operate fully - automated drone without humans on - site

30 Q&A Summary | Q&A

31 Important Disclosures Additional Information about the Transaction and Where to Find It In connection with the proposed transaction described herein, Ondas intends to file relevant materials with the SEC, including a preliminary proxy statement and, when available, a definitive proxy statement . Promptly after filing its definitive proxy statement with the SEC, Ondas will mail the definitive proxy statement and a proxy card to each Ondas stockholder entitled to vote at the meeting of stockholders relating to the transaction . INVESTORS AND STOCKHOLDERS OF ONDAS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ONDAS FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT ONDAS, AMERICAN ROBOTICS, AND THE TRANSACTION . The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Ondas with the SEC, may be obtained free of charge at the SEC’s website (www . sec . gov) or by visiting Ondas' investor relations section at www . ondas . com . The information contained on, or that may be accessed through, the websites referenced in this presentation is not incorporated by reference into, and is not a part of, this presentation or any document filed by Ondas with the SEC .

32 Important Disclosures Participants in the Solicitation Ondas and its directors and executive officers may be deemed participants in the solicitation of proxies from Ondas’ stockholders with respect to the transaction . The names and other information about those directors and executive officers and a description of their ownership of Ondas common stock and other interests in Ondas and in the transaction will be included in the definitive proxy statement relating to the transaction and will be available at www . sec . gov . Additional information regarding the interests of such participants will be contained in the definitive proxy statement relating to the transaction when available . Other information regarding the interests of the participants in the proxy solicitation will be included in the definitive proxy statement relating to the transaction when it becomes available . These documents can be obtained free of charge from the sources indicated above . No Offer or Solicitation This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, by Ondas, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of such state . Any offering of the securities will only be by means of a statutory prospectus meeting the requirements of the rules and regulations of the SEC and applicable law or in accordance with an applicable exemption from the registration requirements thereof . .

ENABLING MISSION - CRITICAL IOT Business Update | May 2021 AMERICAN ROBOTICS